UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2017 (February 15, 2017 in Hong Kong), MGM China Holdings Limited (“MGM China”), an indirect majority-owned subsidiary of MGM Resorts International (the “Company”), and MGM Grand Paradise, S.A., a wholly owned subsidiary of MGM China (“MGM Grand Paradise,” and together with MGM China, the “Borrowers”), entered into a fourth supplemental agreement (the “Fourth Supplement”), by and among the Borrowers, the guarantors named therein and Bank of America, N.A., as facility agent, relating to a credit agreement originally dated July 27, 2010, as first amended and restated by a supplemental agreement dated October 22, 2012, such amendments being effective as of October 29, 2012, as further amended and restated by a second supplemental agreement dated June 9, 2015, such amendments being effective as of June 12, 2015 and as further amended by a third supplemental agreement dated February 2, 2016, such amendments being effective as of February 2, 2016 (as supplemented, the “Credit Agreement”).

The Fourth Supplement amended the leverage ratio to reflect an increase in the permitted maximum leverage levels of the restricted group to 6.00 to 1.00 through December 31, 2017, declining to 5.50 to 1.00 at March 31, 2018, 5.00 to 1.00 at June 30, 2018 and 4.50 to 1.00 at September 30, 2018 and thereafter. No other material changes were made to the terms of the Credit Agreement.

The representations, warranties and covenants contained in the Fourth Supplement were made only for purposes of the Fourth Supplement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Fourth Supplement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Fourth Supplement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Fourth Supplement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Borrowers.

The foregoing description of the Fourth Supplement is qualified in its entirety by reference to the Fourth Supplement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

10.1	Fourth Supplemental Agreement, dated February 15, 2017, among the Borrowers, the guarantors named therein and Bank of America, N.A., as facility agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2017

MGM Resorts International

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Chief Corporate Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Fourth Supplemental Agreement, dated February 15, 2017, among the Borrowers, the guarantors named therein and Bank of America, N.A., as facility agent.